UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 31, 2012

Clarion Partners Property Trust Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 333-164777	No. 27-1242815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue New York, New York	10169
(Address of Principal Executive offices)	(Zip Code)

(212) 808-3600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

The information set forth under Item 2.01 and Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01.  Completion of Acquisition or Disposition of Assets

As previously reported in the Current Report on Form 8-K filed by Clarion Partners Property Trust Inc. (the “Company”) on October 9, 2012, CPPT Darien LLC (“CPPT Darien”), an indirect wholly owned subsidiary of CPT Real Estate LP, the Company’s operating partnership, entered into the Purchase and Sale Agreement (the “Purchase and Sale Agreement”), dated as of September 13, 2012, by and among CPPT Darien and SHR1 LLC (the “Seller”), for the acquisition of a fee simple interest in a medical office building located on a 1.27-acre site in Darien, Connecticut (the “Darien Property”). A copy of the Purchase and Sale Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K. On October 31, 2012 (the “Closing Date”), CPPT Darien completed the acquisition of the Darien Property.

The purchase price for the Darien property was approximately $7,200,000 in cash, exclusive of closing costs but inclusive of non-refundable deposits of $1,440,000 in the aggregate. The Company partially funded the acquisition of the Darien Property with proceeds from a $3,960,000 first mortgage loan secured by the Darien Property, which is discussed below under Item 2.03.

The Darien Property is a 18,754 square foot single-tenant medical office building constructed in 1997 and expanded in 2008. The property is 100% leased to Stamford Health System, Inc. (“Stamford Health”), a not-for-profit provider of comprehensive healthcare services, pursuant to a non-cancelable, triple-net lease that expires on November 30, 2023. Stamford Health has leased 100% of the Darien Property since 1997. Pursuant to the terms of the lease, Stamford Health is responsible for the payment of base rent and all of the property’s operating expenses. In 2013 and in 2018, the tenant’s base rent will adjust based on changes in the consumer price index. The lease is subject to one optional renewal period of five years. During the renewal period, the base rent would be the greater of the base rent as of November 30, 2023 or 95% of the fair market value rents for the Darien Property or a substantially similar property located in Darien. The Company does not anticipate engaging a property manager because Stamford Health has engaged a third party to manage the property.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 31, 2012, in connection with the acquisition of the Darien Property, CPPT Darien entered into a Loan Agreement (the “Loan Agreement”) with Sovereign Bank, N.A. (the “Lender”) for a $3,960,000 property mortgage loan (the “Loan”). The Loan matures on October 31, 2017 and, subject to the terms and conditions set forth in the Loan Agreement, may be extended for up to two years. The Loan is evidenced by a promissory note issued by CPPT Darien and payable to the order of the Lender (the “Promissory Note”).

The Loan is an interest-only loan that bears interest at a variable per annum rate equal to the adjusted British Bankers Association LIBOR Rate plus 230 basis points, payable monthly. On October 31, 2012, CPPT Darien entered into an interest rate swap agreement with the Lender with respect to the full principal amount of the Loan. The swap effectively hedges the interest payment under the Loan to a fixed rate of 3.31% per annum. CPPT Darien may prepay the Loan at any time without premium or penalty, and the Lender may accelerate the Loan upon the occurrence of customary events of default.

The Loan is secured by (i) a first mortgage on the Darien Property and all other assets of CPPT Darien and (ii) first priority collateral assignments of rents and other contracts with respect to the Darien Property. The Loan is non-recourse to CPPT Darien and the Company, except for customary environmental indemnification carve-outs. In addition, the Company provided a guaranty for customary recourse obligations for any loss, damage or liability suffered by the Lender that arises from certain intentional acts committed by CPPT Darien such as, for example, fraud and intentional misrepresentations.

The descriptions of the Loan Agreement and the Promissory Note set forth above are qualified in their entirety by reference to the full text of the agreements attached to this Current Report on Form 8-K as Exhibits 10.2 and 10.3, respectively.

Item 8.01.  Other Events

Escrow Break

As previously reported, the Company is conducting a continuous public offering of up to $2,250,000,000 in any combination of shares of its Class A and Class W common stock (the “Offering”_. Pursuant to the terms of the Offering, the Company was required to deposit all subscription proceeds in escrow until the earlier of (i) November 12, 2012, or (ii) the date the Company receives purchase orders from the Offering for an amount that, when combined with the proceeds from private placements of shares of its common stock, equals at least $10,000,000 (excluding purchase orders received from Pennsylvania and Tennessee investors with respect to the Offering), and the Company’s board of directors authorizes the release of the Offering proceeds from the escrow account. As previously reported, on October 17, 2012, a wholly owned subsidiary of Clarion Partners, LLC, the Company’s sponsor, purchased $10,200,000 of the Company’s Class W shares. On November 1, 2012, following the authorization of the Company’s board of directors, the Company’s escrow agent released all of the Offering proceeds in the escrow account (other than proceeds from Pennsylvania and Tennessee investors), or $1,460,713.

Distributions

On October 31, 2012, the Company’s board of directors authorized and declared cash distributions for the period commencing on November 1, 2012 and ending on December 31, 2012 (the “Distribution Period”) for each share of the Company’s Class A and Class W common stock outstanding as of December 28, 2012. Both distributions will be paid on January 2, 2013. Holders of Class W shares will receive an amount equal to $0.09167 per share, and holders of Class A shares will receive an amount equal to $0.09167 per share less an amount calculated at the end of the distribution period equal to the class-specific expenses incurred during the distribution period that are allocable to each Class A share.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

Since it is impracticable to provide the required financial statements for the acquisition of the Darien Property at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed on or before January 16, 2013, which date is within the period allowed to file such an amendment.

(b)  Pro Forma Financial Information.

See paragraph (a) above.

(d)  Exhibits

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clarion Partners Property Trust Inc.

Date: November 6, 2012	By:	/s/ L. Michael O’Connor
L. Michael O’Connor
Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.
10.1	Purchase and Sale Agreement, dated and effective as of September 13, 2012, by and between SHR1 LLC and CPPT Darien LLC

10.2	Loan Agreement, dated and effective as of October 31, 2012, by and between CPPT Darien LLC and Sovereign Bank, N.A., with respect to the Darien Property

10.3	Promissory Note, dated and effective as of October 31, 2012, by and between CPPT Darien LLC and Sovereign Bank, N.A., with respect to the Darien Property